Exhibit 10.9

NINTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of September 1, 2017

NINTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This NINTH Amendment is made and entered into as of the 14th day of August 2017, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware.

W I T N E S S E T H:

WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008; by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009; by Third Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2009; by Fourth Amendment to the Composite Lease Agreement intended to be effective as of December 15, 2011; by Fifth Amendment to the Composite Lease Agreement intended to be effective as of January 1, 2013; by Sixth Amendment to the Composite Lease intended to be effective July 1, 2014; by Seventh Amendment to the Composite Lease intended to be effective April 1, 2016; by Eighth Amendment to the Composite lease intended to be effective April 1, 2017; collectively referred to herein as the “Composite Lease Agreement”); and

WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the parties (later increased to 31) and showed the differences among the 23 (later 31 leases) by attaching to the Composite Lease Agreement as EXHIBIT “A”, a schedule that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and

WHEREAS the parties wish to amend the Composite Lease Agreement to add 72,172 square feet of unimproved ground (2860 Southwide Drive) as Parcel 32 to be used as GSE storage, effective September 1, 2017.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Ninth Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this Ninth Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent. The parties amend the Composite Lease Agreement to reflect the addition of Parcel 32 as described in the attached survey and legal description and shown on EXHIBIT “B”. As of the Effective Date, the parties incorporate the attached survey and legal description of Parcel 32 to be part of EXHIBIT “B” to the Composite Lease Agreement and the parties substitute the table attached to this Amendment for the table included as part of EXHIBIT “A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a) Effective on the earlier of the Parcel 32 “Substantial Completion Date” (as defined in Section 4 below) or February 1, 2018, the annual rent will be increased by an amount equal to the product achieved by multiplying the area of Parcel 32 as follows:

		Unimproved
Location	Sq. Ft	Ground Rate	Annual	Monthly
Airfield/NW of MSCAA Admin Bldg	72,172	$0.2077	$14,990.12	$1249.18

(b) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

SECTION 3. Improvements by Tenant

(a)

Effective September 1, 2017, Authority hereby grants to Tenant for use by Tenant and its servants, agents, employees and independent contractors working on or in connection with Tenant’s alterations of the improvements located on Parcel 32 making it suitable for ground service equipment use (Tenant’s alteration work on Parcel 32 as outlined in Section 4(b) below are both referred to herein as

(“Tenant’s Work”) all necessary or appropriate rights of reasonable access, ingress and egress to and from Parcel 32, and the right to do all such other things as may be incidental to Tenant’s Work. Tenant shall obtain, at Tenant’s sole expense, all certificates and approvals relating to Tenant’s Work. As part of Tenant’s Work on Parcel 32, Tenant shall make at least, all improvements to Parcel 32 as listed below and shown on “EXHIBIT C” at no cost to Authority.

i.	Asphalt Paving

ii.	Lighting

iii.	Install Guard Shack with Electrical Power

(b) Effective September 1, 2017, Authority hereby grants to Tenant for use by Tenant and its servants, agents, employees and independent contractors working on or in connection with Tenant’s Work all necessary or appropriate rights of reasonable access, ingress and egress to and from Parcel 32, and the right to do all such other things as may be incidental to Tenant’s Work. Tenant shall obtain, at Tenant’s sole expense, all certificates and approvals relating to Tenant’s Work.

(c) The Substantial Completion Date shall be defined as that date on which Tenant has commenced beneficial use of Parcel 32. Tenant’s Work and related activity during the period before the Substantial Completion Date shall not be considered the commencement of beneficial use of the premises by Tenant. However, the terms and conditions of the Composite Lease, including, without limitation, the commercial liability insurance provisions shall apply to and be effective during such period of occupancy or access to the premises by Tenant, except for Tenant’s obligation to pay rent as provided in Section 2.03. Authority shall provide for a policy of special form property insurance from April 1, 2017 until the Substantial Completion Date of improvements to Parcel 32 at no cost to Tenant. Tenant’s obligation to provide for builder’s risk coverage covering the premises and improvements on Parcel 32 shall commence on September 1, 2017 and will be required until the Substantial Completion Date of improvements to Parcel 32. All building materials used during renovations must be asbestos-free and Tenant shall provide a Contractor’s Asbestos Free Affidavit within 30 days of the Substantial Completion Date of Parcel 32.

SECTION 5. Improvements by Authority Prior to September 1, 2017, Authority shall not make any improvements to Parcel 32 as shown on “EXHIBIT B”. As part of its work under this Section, Tenant shall (remain in compliance with all applicable Environmental Laws and (ii) undertake in compliance with the rules and regulations of any Governmental Authority having jurisdiction over the Parcel 32 all required cleanup activities with respect to environmental conditions caused by, arising out of or resulting from its use of Parcel 32.

SECTION 6. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 7. Effective Dates of this Ninth Amendment. This Ninth Amendment shall become effective as of September 1, 2017.

EXHIBIT “A”, EXHIBIT “B” and EXHIBIT “C” , attached hereto, shall be incorporated herein by reference.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Ninth Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ Scott A. Brockman	By:	/s/ Donald C. Colvin
Scott A. Brockman, A.A.E. President		Title:	Vice President Properties & Facilities
and Chief Executive Officer		Date:	08/09/2017

Approved as to Content:

By:	/s/ Forrest B. Artz
Forrest B. Artz
Vice President of Finance and Administration/CFO

Approved as to Form and Legality:

/s/ Christy L. Kinard
Christy L. Kinard
General Counsel

Reviewed and Approved:

/s/ Angela Washington
Director of Properties

APPROVED:

                    MSCAA

                     FEDEX

EXHIBIT A to the Composite Lease Agreement as amended by the Ninth Amendment effective September 1, 2017.

	FEDEX							EFFECTIVE		2012				2013					2014				2015-17				2018
PARCEL	LEASE				EFFECTIVE		SQUARE	DATE		EFFECTIVE SEPTEMBER 2012				EFFECTIVE July 1, 2013					EFFECTIVE July 1, 2014				EFFECTIVE April 1, 2015				EFFECTIVE September 1, 2018
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	PARCEL ID	DATE		FEET	RATE		RATES		MONTHLY	ANNUAL	ESCALATION (3)	RATES		MONTHLY	ANNUAL	RATES		MONTHLY	ANNUAL	RATES		MONTHLY	ANNUAL	RATE S		MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	N/A	2/1/2009		100,035	$0.1906		$0.1906		$1,588.89	$19,066.67	CPI OR 13%	$0.2077		$1,731.41	$20,776.95	$0.2077		$1,731.41	$20,776.95	$0.21		$1,731.41	$20,776.95	$0.21		$1,731.41	$20,776.95

2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	A -G	1/1/2007		1,082,446	Varies	(1)	Varies	(1)	$28,533.41	$342,400.87	CPI OR 13%	Varies	(1)	$31,092.85	$373,114.23	Varies	(1)	$31,092.85	$373,114.23	Varies	(1)	$31,092.85	$373,114.23	Varies	(1)	$31,092.85	$373,114.23
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND		11/1/2013	(9)	44,344	$0.2077		N/A		N/A	N/A	CPI OR 13%	0.2077	(9)	N/A	N/A	$0.2077		$767.52	$9,210.25	$0.21		$767.52	$9,210.25	$0.21		$767.52	$9,210.25

3		SUPPLEMENTALS	WEST RAMP
	07-0960	18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	N/A	1/1/2007		3,111,647	$0.1525		$0.1906		$49,423.33	$593,079.92	CPI OR 13%	$0.2077		$53,856.60	$646,279.19	$0.2077		$53,856.60	$646,279.19	$0.21		$53,856.60	$646,279.19	$0.21		$53,856.60	$646,279.19
		22, 24 & 25	UNIMPROVED GROUND	N/A	1/1/2007		914,283	$0.1525		$0.1906		$14,521.86	$174,262.34	CPI OR 13%	$0.2077		$15,824.47	$189,893.67	$0.2077		$15,824.47	$189,893.67	$0.21		$15,824.47	$189,893.67	$0.21		$15,824.47	$189,893.67
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND		11/1/2013	(9)	2,744	$0.2077		N/A		N/A	N/A	CPI OR 13%	N/A		N/A	N/A	$0.2077		$47.49	$569.92	$0.21		$47.49	$569.92	$0.21		$47.49	$569.92

4	07-0961	N/A	TAXIWAY C	N/A	2/1/2009		731,098	$0.2400		$0.2400		$14,621.96	$175,463.52	CPI OR 13%	$0.2615		$15,933.55	$191,202.60	$0.2615		$15,933.55	$191,202.60	$0.26		$15,933.55	$191,202.60	$0.26		$15,933.55	$191,202.60

5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	33	1/1/2007		515,496	$0.1525		$0.1906		$8,187.79	$98,253.48	CPI OR 13%	$0.2077		$8,922.24	$107,066.88	$0.2077		$8,922.24	$107,066.88	$0.21		$8,922.24	$107,066.88	$0.21		$8,922.24	$107,066.88
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	37	1/1/2007			$0.1525						CPI OR 13%

6	07-0963	AGREEMENT #92-0833	IRS/AOD	N/A	1/1/2007		2,248,286	N/A	(6)	N/A (6)		$125,000.00	$1,500,000.00	15%(7)	N/A	(6)	$143,750.00	$1,725,000.00	N/A	(6)	$143,750.00	$1,725,000.00	N/A	(6)	$143,750.00	$1,725,000.00	N/A	(6)	$143,750.00	$1,725,000.00

7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	23	1/1/2007		427,030	N/A	(6)	N/A (6)		$2,506.15	$30,073.80	CPI OR 13%	N/A	(6)	$2,730.95	$32,771.42	N/A	(6)	$2,730.95	$32,771.42	N/A	(6)	$2,730.95	$32,771.42	N/A	(6)	$2,730.95	$32,771.42

8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	24	1/1/2007		451,370	N/A	(6)	N/A (6)		$2,340.16	$28,081.92	CPI OR 13%	N/A	(6)	$2,550.07	$30,600.87	N/A	(6)	$2,550.07	$30,600.87	N/A	(6)	$2,550.07	$30,600.87	N/A	(6)	$2,550.07	$30,600.87

9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	21	1/1/2007		833,458	$0.2673		$0.2673		$18,565.28	$222,783.32	CPI OR 13%	$0.2913		$20,230.58	$242,766.99	$0.2913		$20,230.58	$242,766.99	$0.29		$20,230.58	$242,766.99	$0.29		$20,230.58	$242,766.99

10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	22A	1/1/2007	(2)	140,617	$0.2673		$0.2673		$3,132.24	$37,586.92	CPI OR 13%	$0.2913		$3,413.21	$40,958.47	$0.2913		$3,413.21	$40,958.47	$0.29		$3,413.21	$40,958.47	$0.29		$3,413.21	$40,958.47

11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	36	1/1/2007		187,217	$0.1525		$0.1906		$2,973.63	$35,683.56	CPI OR 13%	$0.2077		$3,240.36	$38,884.38	$0.2077		$3,240.36	$38,884.38	$0.21		$3,240.36	$38,884.38	$0.21		$3,240.36	$38,884.38

12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	N/A	12/01/07		187,618	$0.1525		$0.1525		$2,384.31	$28,611.75	CPI OR 13%	$0.1662		$2,598.18	$31,178.22	$0.1662		$2,598.18	$31,178.22	$0.17		$2,598.18	$31,178.22	$0.17		$2,598.18	$31,178.22

13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	N/A	1/1/2007		1,897,879	$0.1220		$0.1220		#REF!	#REF!	CPI OR 13%	$0.1329		$21,025.87	$252,310.49	$0.1329		$21,025.87	$252,310.49	$0.13		$21,025.87	$252,310.49	$0.13		$21,025.87	$252,310.49
		SUPPLEMENTAL 25	A-380 GSE RAMP	N/A	1/1/2007		319,113	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%	$0.2077		$5,523.23	$66,278.76	$0.2077		$5,523.23	$66,278.76	$0.21		$5,523.23	$66,278.76	$0.21		$5,523.23	$66,278.76

14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	34	1/1/2007		428,616	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%	$0.2077		$7,418.52	$89,022.18	$0.2077		$7,418.52	$89,022.18	$0.21		$7,418.52	$89,022.18	$0.21		$7,418.52	$89,022.18

15	07-0972	N/A	SPRANKLE ROAD	N/A	1/1/2007		200,695	$0.0000		$0.0000		$0.0000	$0.0000	N/A	$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000
16	07-0973	N/A	REPUBLIC ROAD	N/A	1/1/2007		113,179	$0.0000		$0.0000		$0.0000	$0.0000	N/A	$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000

17	07-0974	SUPPLEMENTALS		0
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1,2,3,4,6,9	1/1/2007		1,662,877	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%	$0.2077		$28,781.19	$345,374.26	$0.2077		$28,781.19	$345,374.26	$0.21		$28,781.19	$345,374.26	$0.21		$28,781.19	$345,374.26
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1,2,7,9	1/1/2007		1,908,290	$0.1906		$0.2383		#REF!	#REF!	CPI OR 13%	$0.2597		$41,294.68	$495,536.18	$0.2597		$41,294.68	$495,536.18	$0.26		$41,294.68	$495,536.18	$0.26		$41,294.68	$495,536.18
		Parcel 5 (INTERNATIONAL PARK)		5	1/1/2007		24,000	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$728.14	$8,737.65	$0.3641		$728.14	$8,737.65	$0.36		$728.14	$8,737.65	$0.36		$728.14	$8,737.65
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	8	1/1/2007		247,254	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$7,501.45	$90,017.46	$0.3641		$7,501.45	$90,017.46	$0.36		$7,501.45	$90,017.46	$0.36		$7,501.45	$90,017.46
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	12	1/1/2007		117,915	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$3,577.43	$42,929.17	$0.3641		$3,577.43	$42,929.17	$0.36		$3,577.43	$42,929.17	$0.36		$3,577.43	$42,929.17
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	11	1/1/2007		45,359	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$1,376.15	$16,513.80	$0.3641		$1,376.15	$16,513.80	$0.36		$1,376.15	$16,513.80	$0.36		$1,376.15	$16,513.80
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	9, 10, 17	1/1/2007		1,586,172	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$48,122.97	$577,475.69	$0.3641		$48,122.97	$577,475.69	$0.36		$48,122.97	$577,475.69	$0.36		$48,122.97	$577,475.69
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,		1/1/2007		70,200	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$2,129.80	$25,557.63	$0.3641		$2,129.80	$25,557.63	$0.36		$2,129.80	$25,557.63	$0.36		$2,129.80	$25,557.63
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	17	1/1/2007		4,333,659	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$131,479.16	$1,577,749.90	$0.3641		$131,479.16	$1,577,749.90	$0.36		$131,479.16	$1,577,749.90	$0.36		$131,479.16	$1,577,749.90
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	14	1/1/2007		556,334	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$16,878.65	$202,543.84	$0.3641		$16,880.10	$202,561.21	$0.30		$14,099.88	$169,198.54	$0.30		$14,099.88	$169,198.54
		10 Parcel 27A (IMP APRON)	PARCEL 27A	27	1/1/2007		487,512	$0.1906		$0.2383		#REF!	#REF!	CPI OR 13%	$0.2597		$10,549.58	$126,594.93	$0.2597		$10,549.58	$126,594.93	$0.26		$10,549.58	$126,594.93	$0.26		$10,549.58	$126,594.93
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	27A & 27B	1/1/2007		527,676	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%	$0.2077		$9,133.05	$109,596.63	$0.2077		$9,133.05	$109,596.63	$0.21		$9,133.05	$109,596.63	$0.21		$9,133.05	$109,596.63
		5 Parcel 16 (INTERNATIONAL PARK)		16	1/1/2007		796,312	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$24,159.36	$289,912.33	$0.3641		$24,159.36	$289,912.33	$0.36		$24,159.36	$289,912.33	$0.36		$24,159.36	$289,912.33
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION		1/1/2007		261,460	$0.1029		$0.1286		#REF!	#REF!	CPI OR 13%	$0.1401		$3,053.32	$36,639.83	$0.1401		$3,053.32	$36,639.83	$0.14		$3,053.32	$36,639.83	$0.14		$3,053.32	$36,639.83
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	25	1/1/2007		18,933	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%	$0.3641		$574.41	$6,892.91	$0.3641		$574.41	$6,892.91	$0.36		$574.41	$6,892.91	$0.36		$574.41	$6,892.91

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	15	1/1/2007		552,730	$0.2673		$0.2673		#REF!	#REF!	CPI OR 13%	$0.2913		$13,416.45	$160,997.43	$0.2913		$13,416.45	$160,997.43	$0.29		$13,416.45	$160,997.43	$0.29		$13,416.45	$160,997.43
18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)		9/1/2012(4)		72,378	$1.2600		$1.2600		$7,599.69	$91,196.28	CPI OR 13%	$1.3730		$8,281.38	$99,376.59	$1.3730		$8,281.38	$99,376.59	$1.37		$8,281.38	$99,376.59	$1.37		$8,281.38	$99,376.59
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	13 & 18	1/1/2007		418,016	$0.2673		$0.2673		#REF!	#REF!	CPI OR 13%	$0.2913		$10,146.53	$121,758.37	$0.2913		$10,146.53	$121,758.37	$0.29		$10,146.53	$121,758.37	$0.29		$10,146.53	$121,758.37

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	N/A	3/1/2008		108,051	$0.1525		$0.1525		#REF!	#REF!	CPI OR 13%	$0.1662		$1,496.32	$17,955.83	$0.1662		$1,496.32	$17,955.83	$0.17		$1,496.32	$17,955.83	$0.17		$1,496.32	$17,955.83

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	19	1/1/2007		1,812,363	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%	$0.2077		$31,368.50	$376,422.03	$0.2077		$31,368.50	$376,422.03	$0.21		$31,368.50	$376,422.03	$0.21		$31,368.50	$376,422.03
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	20	1/1/2007		491,127	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%	$0.2077		$8,500.46	$102,005.52	$0.2077		$8,500.46	$102,005.52	$0.21		$8,500.46	$102,005.52	$0.21		$8,500.46	$102,005.52

23	07-0981	N/A	TAXIWAY SIERRA		2/1/2009		248,711	$0.2400		$0.2400		#REF!	#REF!	CPI OR 13%	$0.2615		$5,420.41	$65,044.89	$0.2615		$5,420.41	$65,044.89	$0.26		$5,420.41	$65,044.89	$0.26		$5,420.41	$65,044.89

24	07-0982	N/A	SORT FACILITY		9/1/2009(5)		292,000	$1.2600		$1.2600		$30,660.00	$367,920.00	CPI OR 13%	$1.3730		$33,410.20	$400,922.42	$1.3730		$33,410.20	$400,922.42	$1.37		$33,410.20	$400,922.42	$1.37		$33,410.20	$400,922.42

25	07-0983	N/A	DEMOCRAT PARKING AREA		12/15/11 (8)		36,128	$0.1906		$0.1906		$573.83	$6,885.99	CPI OR 13%	$0.2077		$625.31	$7,503.67	$0.2077		$625.31	$7,503.67	$0.21		$625.31	$7,503.67	$0.21		$625.31	$7,503.67
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)		7/1/2014		35,070	$1.4238		N/A		N/A	N/A	CPI OR 13%	N/A		N/A	N/A	$1.4238		$4,161.06	$49,932.67	$1.42		$4,161.06	$49,932.67	$1.42		$4,161.06	$49,932.67
			CORPORATE AVIATION HANGAR (LAND)		7/1/2014		161,334	$0.0000		N/A		N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)		7/1/2014		58,265	$1.4238		N/A		N/A	N/A	CPI OR 13%	N/A		N/A	N/A	$1.4238		$6,913.14	$82,957.71	$1.42		$6,913.14	$82,957.71	$1.42		$6,913.14	$82,957.71
		N/A	HANGAR 12 (BUILDING)		7/1/2014		117,306	$1.4238		N/A		N/A	N/A	CPI OR 13%	N/A		N/A	N/A	$1.4238		$13,918.36	$167,020.28	$1.42		$13,918.36	$167,020.28	$1.42		$13,918.36	$167,020.28
			HANGARS 11 AND 12 (LAND)		7/1/2014		1,290,083	$0.0000		N/A		N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A
28	07-0986	N/A	EAST GSE RAMP		7/1/2014 (10)		1,000,681	$0.1741		N/A		N/A	N/A	CPI OR 13%	N/A		N/A	N/A	$0.1741		$14,518.21	$174,218.56	$0.17		$14,518.21	$174,218.56	$0.17		$14,518.21	$174,218.56

Exhibit A

April 1, 2017

Ninth Amendment to Composite Lease Agreement

EXHIBIT A to the Composite Lease Agreement as amended by the Ninth Amendment effective September 1, 2017.

	FEDEX						EFFECTIVE	2012			2013				2014			2015-17			2018
PARCEL	LEASE				EFFECTIVE	SQUARE	DATE	EFFECTIVE SEPTEMBER 2012			EFFECTIVE July 1, 2013				EFFECTIVE July 1, 2014			EFFECTIVE April 1, 2015			EFFECTIVE September 1, 2018
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	PARCEL ID	DATE	FEET	RATE	RATES	MONTHLY	ANNUAL	ESCALATION (3)	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL
29		N/A	COLD CHAIN STORAGE PARKING		4/1/2016(11)	29,174	$0.2077	N/A	N/A	N/A	N/A	N/A	N/A	N/A				$0.2077	$504.95	$6,059.44	$0.2077	$504.95	$6,059.44
30		N/A	3505 TCHULAHOMA ROAD (BUILDING)		4/1/2017(13)	38,345	$2.8500											$2.8500	$9,106.94	$109,283.25	$2.8500	$9,106.94	$109,283.25
			3505 TCHULAHOMA ROAD (IMPROVED GROUND)		4/1/2017(13)	58,810	$0.2597											$0.2597	$1,272.75	$15,272.96	$0.2597	$1,272.75	$15,272.96
			3505 TCHULAHOMA ROAD (UNIMPROVED GROUND)		4/1/2017(13)	64,702	$0.2077											$0.2077	$1,119.88	$13,438.61	$0.2077	$1,119.88	$13,438.61
31		N/A	3318 WINCHESTER ROAD (BUILDING)		8/1/2017(12)	113,461	$2.8500											$2.8500	$26,946.99	$323,363.85	$2.8500	$26,946.99	$323,363.85
			3318 WINCHESTER ROAD (IMPROVED GROUND)		8/1/2017(12)	196,782	$0.2597											$0.2597	$4,258.69	$51,104.29	$0.2597	$4,258.69	$51,104.29
			3318 WINCHESTER ROAD (UNIMPROVED GROUND)		8/1/2017(12)	164,498	$0.2077											$0.2077	$2,847.19	$34,166.23	$0.2077	$2,847.19	$34,166.23
32		N/A	2860 SOUTHWIDE DR (UNIMPROVED GROUND) GSE Storage		09/01/2018(14)	72,172	$0.2077														$0.2077	$1,249.18	$14,990.12

Note 1:
(a) Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.												Totals	$781,847.02	$9,382,164.23		$822,174.25	$9,866,090.99	Totals	$865,451.42	$10,385,416.96	Totals	$866,700.59	$10,400,407.08

(b) As of December 14, 2010, the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.

(c) As of December 14, 2010, the date of Tenant’s benefical occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).

Note 2: In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.

Note 3: Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.

Note 4: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 5: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 6: For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.
Note 7: Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.
Note 8: In accordance with the terms of the 4th Amendment to the Composite Lease, rent for Parcel 25 began to accrue March 1, 2012 at the rate of $0.1906

Note 9: In accordance with the terms of the 5th Amendment to the Composite Lease, rent for the unimproved property that the 5th Amendment adds to Parcels 2 and 3 will begin to accrue on November 1, 2013 at the July 1, 2013 rental rate for unimproved property. (See Notes 3 and 7)

Note 10: Rate agreed upon by the parties and as defined in the 6th Amendment to the Composite Lease
Note 11: Parcel 29 adds the lot used for Cold Chain Storage Parking effective April 1, 2015 and should be added.

Note 12: Parcel 30 adds the office building and warehouse at 3505 Tchulahoma Road effective April 1, 2017. Rent will begin to accrue on the earlier of the Parcel 30 Substantial Completion Date or April 1, 2018.

Note 13: Parcel 31 adds the maintenance facility at 3318 Winchester Road effective September 1, 2017. Rent will begin to accrue on the earlier of the Parcel 31 Substantial Completion Date or September 1, 2018.

Note 14: Parcel 32 adds GSE equipment and storage location at 2860 Southwide Dr. near the parcels 31 & 32. Rent commencing sooner of date of beneficial occupancy or Feburary 1, 2018.

RATE & RATE ESCALATION			CURRENT RATES	7/1/2008	7/1/2013
IMPROVED GROUND			$0.2383	N/A	$0.2597
UNIMPROVED GROUND			$0.1906	N/A	$0.2077

Exhibit B

Legal Description

Exhibit B

Leased Premises/Unimproved Ground

Exhibit C

Leasehold Improvements

PROJECT LIMITS
PROJECT LIMITS
PROJECT LIMITS
PROJECT LIMITS
A1
GSE STAGING LOT LAYOUT

A2H

FedEx

TR / TI - MSCAA GSE MX
STAGING LOT

Vacant lot/Unimp Land
NW of Admin Building

NOT FOR CONSTRUCTION

C2.0

1

Unimproved Land Improvements/FedEx GSE MXT a. Asphalt Paving b. Lighting c. Install Guard Shack with Electrical Power